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                                                            CONTRACT NO. MA-9135

                                 1996 AMENDMENT
                           ASSIGNMENT AND ASSUMPTION
                                       OF
                            AUTHORIZATION AGREEMENT

         THIS 1996 AMENDMENT, ASSIGNMENT, AND ASSUMPTION OF AUTHORIZATION AGREEMENT, Contract No. MA-9135, dated as of October, 23, 1996 (the "Agreement") to Authorization Agreement, dated December 5, 1978, (the "Authorization Agreement") is between The Bank of New York (The "RESIGNING INDENTURE TRUSTEE"), The First National Bank of Commerce (the "Successor Indenture Trustee"), and the United States of America, represented by the Secretary of Transportation, acting by and through the Maritime Administrator (the "Secretary"), and together with the Resigning Indenture Trustee and the Successor Indenture Trustee, (the "Parties").

         WHEREAS, pursuant to Section 7.05 of the General Provisions of the Trust Indenture dated December 5, 1978 (the "Indenture"), between the Resigning Indenture Trustee and Pipelines, Inc. (Formerly Pipelines, Inc. of Harvey) (the "Shipowner"), the Resigning Indenture Trustee has notified the Shipowner and the Bondholders that it intends to resign its appointment under the Indenture and the Authorization Agreement, and,

         WHEREAS, under the provisions of Section 7.06(b) of the Indenture, the appointment of any Successor Trustee requires the Secretary's consent, and, pursuant to Section 4.04 of the Authorization Agreement, such Successor is required to fulfill the obligations of the predecessor Indenture Trustee by entering into an amendment to the Authorization Agreement.

         NOW THEREFORE, in consideration of the premises, the mutual covenants set forth herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties agree as follows:

         (1) On the date set forth above the Resigning Indenture Trustee transfers and assigns to the Successor Indenture Trustee all of its rights, privileges, duties and obligations set forth in the Authorization Agreement, as amended through the date hereof.

         (2) On the date set forth above the Successor Indenture Trustee hereby:

                          (a) represents and warrants that it is  and at all
                 times shall be a bank or trust company which is (I) organized as a corporation doing business under the laws of the United States or the state of Louisiana; (ii) is authorized under such laws to exercise corporate trust powers; (iii) is subject to supervision by Federal or State authority; (iv) has combined capital and surplus (as set forth in the most recent published report of condition) of $398,469,000; and (v) shall not have become incapable of acting or have been adjudged a bankrupt or an insolvent, shall not have had a receiver appointed for itself or for any of its property, or shall not have had a public officer take charge of its property for the purpose of rehabilitation, conservation or liquidation; and,

                          (b) assumes all the Resigning Indenture Trustee's
                 rights, privileges, duties and obligations set forth in the Authorization Agreement, as amended through the date hereof.

         (3) On the date set forth above the Secretary consents to the resignation of the Resigning indenture Trustee, and to the appointment of the Successor Indenture Trustee, and to the former's assignment of and the latter's assumption of the Authorization Agreement, as amended through the date hereof.

         (4) This Agreement may be executed in multiple counterparts, all of which shall be deemed to be originals and together shall constitute one and the same instrument.

         (5) Terms used by undefined herein shall have the meanings ascribed to them in Schedule A to the Trust Indenture.
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         IN WITNESS WHEREOF, this 1996 Amendment, Assignment and Assumption of the Authorization Agreement has been duly executed by the Parties, and is effective as of the day and year first above written, as evidenced by their authorized signatures set forth below.

                                 UNITED STATES OF AMERICA
(SEAL) Represented by the Secretary of Transportation Acting by and through the Maritime Administrator

Attest:

                                 By:                         Acting Secretary
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(SEAL)                           FIRST NATIONAL BANK OF COMMERCE


Attest:

                                 By:
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                                    Timothy C. Brennan
                                    Assistant Vice President & Trust Officer


(SEAL)                           THE BANK OF NEW YORK


Attest:

                                 By:
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                                    Authorized Officer